Exhibit 21.1

Subsidiaries of Lions Gate Entertainment Corp.

100 Plus Productions, Inc.	NY
53 Interceptions, Inc.	CA
ABX Productions Inc.	PA
Active TV Ltd	UK
Alibi Productions, LLC	DE
Alpha & Omega Productions, LLC	DE
Amnesia Productions, LLC	CA
Anger Productions, Inc.	CA
Artisan Entertainment Inc.	DE
Artisan Home Entertainment Inc.	DE
Artisan Pictures LLC	DE
Artisan Releasing LLC	DE
Associated Corporate Holdings Ltd.	BVI
Atom Productions, Inc.	CA
Awaken Productions Corp.	British Columbia
Awaken Productions, Inc.	CA
BHF Productions Inc.	CA
Blair Witch Films LLC	CA
Blissful Productions Corp.	British Columbia
Blitz Distribution Limited	UK
Blitz Films Limited	UK
Blue Mountain State Productions Corp.	Canada (Federal)
Boss Kane Productions, Inc.	CA
C4 Productions, Inc.	CA
Caller Productions, Inc.	CA
Casual Productions, Inc.	CA
CATX Action1 12 Productions, Inc.	CA
CATX Certain Slant 12 Productions, Inc.	CA
CATX Exorcism 12 Productions, Inc.	CA
CATX Reawakening 12 Productions, Inc.	CA
CATX Ricky 12 Productions, Inc.	CA
CATX Time After Time 12 Productions, Inc.	CA
CATX Two Eyes 12 Productions, Inc.	CA
CATX Wee 12 Productions, Inc.	CA
CBLG Productions, LLC	CA
Chains Productions, Inc.	CA
Cooper Productions Louisiana, LLC	LA
Cornfield Productions LLC	IA
Covered Moon Productions, LLC	CA

Cuckoo Productions, Inc.	CA
Cuckoo Productions, Inc.	NY
Dancing Productions, Inc.	CA
Dare Productions, Inc.	CA
Davyco Productions, LLC	CA
DD2 Acquisition Corp.	CA
Dead Zone Production Corp.	British Columbia
Deadbeat Productions, Inc.	NY
Debmar Studios, Inc.	CA
Debmar/Mercury (WW) Productions, LLC	CA
Debmar/Mercury International Limited	UK
Delish Project, LLC	DE
Delish Television Development, LLC	DE
DHW Productions, LLC	CA
Diable Productions, Inc.	CA
DJM Services Inc.	CA
Donor Productions, Inc.	CA
Dresden Files Productions Corp.	Ontario
Dresden Files Productions I Corp.	Ontario
Driving All The Way Productions. LLC	CA
Dude Productions, Corp.	British Columbia
DVG Productions, LLC	CA
Dyke Hill Mine (Pvt) Ltd.	Zimbabwe
Elah Productions, LLC	CA
Emmett Trading Company, Inc.	CA
Entertainment Capital Holding II S.a.r.l.	Luxembourg
Entertainment Capital Holdings S.a.r.l. (ECHO)	Luxembourg
Fear Itself Productions Corp.	Alberta
Film Holdings Co.	DE
First Ontario Film Distributor Ltd	British Columbia
First Pick Productions, Inc.	CA
First Pick Productions, LLC	CA
Fitness TV International, Inc.	DE
Foo Productions, Inc.	CA
Four Years Productions, Inc.	CA
Friends Financing, Inc.	DE
Full Moon Productions, LLC	CA
Furry Vengeance Productions, LLC	CA
GC Films, Inc.	CA
Get Some Productions, LLC	CA
GGX Productions, Inc.	CA
GLC New Enterprise Licensing LLC	CA

GOE Productions, LLC	CA
Good Evel Productions, Inc.	CA
Gray Matters Productions Ltd.	UK
Grindstone Entertainment Group, LLC	CA
Harold Productions, LLC	LA
HGMJ Productions Canada Inc.	British Columbia
Highchair Productions, Inc.	CA
Higher Post LLC	CA
Houdini Productions UK Limited	UK
Houdini Productions, Inc.	CA
House Row Productions, LLC	CA
Invisible Casting Inc.	CA
IV Productions, Inc.	PA
IV3D Productions, Corp.	Ontario
Jardinero Productions, LLC	CA
Jessabelle Productions, Inc.	CA
Johnson Goode, LLC	CA
Just Rewards Productions, Inc.	CA
JV1 Delish LLC	DE
KGLG Productions, Inc.	CA
Kill Pit Productions, Inc.	PA
Knowing Domestic Rights, LLC	CA
Knowing Productions, LLC	CA
Kumar Productions, LLC	LA
Lady Prison Productions, Inc.	NY
Landscape Entertainment Corp.	DE
Landscape Interactive Inc.	CA
Landscape Interactive Web Design Inc.	CA
LG Horror Channel Holdings, LLC	DE
LG Leopard Canada LP	Ontario
LG Leopard GP Canada Inc.	Ontario
LG Productions Canada ULC	British Columbia
LG UK Film Ventures LLC	CA
LGAC 1, LLC	DE
LGAC 3, LLC	DE
LGAC International LLC	DE
Liar Productions, Inc.	CA
Lions Gate Australia Pty Ltd.	Australia
Lions Gate Channels 2, Inc.	DE
Lions Gate Entertainment Inc.	DE
Lions Gate Films Inc.	DE
Lions Gate Films of Puerto Rico, Inc.	Puerto Rico

Lions Gate Home Entertainment UK Limited	UK
Lions Gate India, Inc.	DE
Lions Gate International (UK) Limited	UK
Lions Gate International Holdings S.A.R.L	Luxembourg
Lions Gate International Motion Pictures S.a.r.l.	Luxembourg
Lions Gate International Sales, LLC	DE
Lions Gate International Slate Investment SA.	Luxembourg
Lions Gate Mandate Financing Vehicle Inc.	DE
Lions Gate Media Ltd.	UK
Lions Gate Music Corp.	British Columbia
Lions Gate Music Publishing LLC	DE
Lions Gate Music, Inc.	DE
Lions Gate Online Shop, Inc.	CA
Lions Gate Pennsylvania 2, Inc.	PA
Lions Gate Pennsylvania, Inc.	PA
Lions Gate Pictures UK Limited	UK
Lions Gate Records, Inc.	CA
Lions Gate Spirit Holdings, LLC	DE
Lions Gate Television Development LLC	CA
Lions Gate Television Inc.	DE
Lions Gate Television International - Latin America, Inc.	CA
Lions Gate Tennessee, Inc.	TN
Lions Gate UK Limited	UK
Lions Gate X Productions Corp.	Canada (Federal)
Lions Gate X Productions, LLC	DE
Lions Gate X-US Productions, LLC	DE
Lionsgate - TISA Television International, LLC	CA
LionsGate Channels, Inc.	DE
Long Night Productions, LLC	Louisiana
Love Lessons Productions, Inc.	CA
Lucky 7 Productions Corp.	British Columbia
Ludus Productions, Inc.	CA
LWH Productions, LLC	CA
Mandate Films, LLC	DE
Mandate Holdings, LLC	DE
Mandate Music Publishing, LLC	DE
Mandate Pictures, LLC	DE
Manifest Entertainment, LLC	CA
Mix Productions Limited	UK
MK Animated, LLC	CA
MOAL, LLC	CA
Mort Productions Ltd.	UK

Mort Productions US, Inc.	CA
Mother Productions Corp.	Ontario
MQP, LLC	DE
Music City Productions, Inc.	CA
Networks CTS, Inc.	DE
NGC Films, Inc.	CA
Ninth Passenger Productions Ltd	UK
No Exit Productions Inc.	Ontario
NR Productions, Inc.	CA
Nurse Productions, Inc.	NY
NYSM2 Productions Limited	UK
NYSM2 Productions, LLC	CA
Obsession Productions, Inc.	CA
Old Hickory Productions, Inc.	DE
P2 Productions U.S., LLC	CA
Pantelion Films, LLC	CA
Pearl River Holdings Corp.	British Columbia
Peeples Productions, Inc.	CA
PGH Productions, Inc.	PA
Power Mongering Despot, Inc.	CA
Practice Productions, LLC	CA
Presidential Productions, Inc.	CA
Privileged Productions Limited	UK
Production Management Inc.	NM
Profiler Productions Corp.	Ontario
Proscenium Pictures Limited	England and Wales
Psycho Productions Services Corp.	Ontario
Puck Productions, LLC	CA
Push Productions, Ltd	British Columbia
PWG Productions, Inc.	CA
PX1 Productions Corp.	British Columbia
PX1 Productions, Inc.	CA
Pyramania Productions Canada, Inc.	Canada (Federal)
Pyramania Pty Ltd	Australia
R&B Productions, Inc.	CA
R2 Productions Canada Inc,	British Columbia
R2 Productions Limited	England and Wales
Rabbit Productions Inc.	CA
Radiant Productions Corp.	British Columbia
Red 2 US Productions, LLC	CA
RG Productions, Inc.	CA
Roadside Attractions, LLC	CA

Rosie Productions Limited	UK
RRR Productions, LLC	CA
Saint Productions, Inc.	CA
Screening Room, Inc.	CA
SDI Productions, Inc.	CA
Seashore GER 1, Inc.	CA
Seashore GER 2, Inc.	CA
Seashore GER 3, Inc.	CA
See Me Louisiana, L.L.C.	LA
SELP, LLC	CA
Shakedown Productions Inc.	Ontario
Shirt Productions, Inc.	CA
SHK Productions, LLC	CA
Silent Development Corp.	DE
Skillpa Productions, LLC	CA
South Shore Productions, Inc.	CA
Spoken Productions, Inc.	CA
SS3 Productions, Inc.	PA
Stanton Productions, LLC	CA
Step Up 5 Productions Canada, Inc.	Canada (Federal)
SU4, LLC	CA
SU5 Productions, Inc.	CA
Summit Distribution of Puerto Rico Corporation	Puerto Rico
Summit Distribution, LLC	DE
Summit Entertainment Development Services	CA
Summit Entertainment Limited	Cyprus
Summit Entertainment N.V.	Curaçao
Summit Entertainment, LLC	DE
Summit Films Limited	England and Wales
Summit Guaranty Services, LLC	CA
Summit International Distribution, Inc.	DE
Summit Productions, LLC	CA
Summit Signature, LLC	DE
Summit/Endgame LLC	CA
Sweat Productions, Inc.	CA
Talk Productions Corp.	Ontario
TCT Productions, Inc.	NY
Ted Productions, Inc.	CA
Term Productions, Inc.	CA
Terrestrial Productions Corp.	British Columbia
Tiger Gate Entertainment Ltd.	Hong Kong
Tiny Horse Productions, Inc.	NY

Touch Productions Corp.	Canada (Federal)
Tough Trade Productions, Inc.	TN
Tribeca Short List, LLC	DE
TSBD Louisiana, LLC	LA
TSBD Productions, LLC	CA
TWA Productions, Inc.	CA
Twilight Domestic Rights, LLC	CA
Twilight Productions, LLC	CA
Two Ski Productions Inc.	Ontario
U.R.O.K. Productions, Inc.	CA
UNZ Productions, Inc.	CA
Verdict Productions, Inc.	PA
Verona Productions, LLC	CA
Vestron Inc.	DE
Wallflower, LLC	CA
Weeds Productions Inc.	CA
Wikal Productions, LLC	CA
Wilde Kingdom Productions Corp.	British Columbia
Women in Comedy Documentary, LLC	CA
Yard Productions, Inc.	CA